SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  June 4, 1996



            ONE UP CORPORATION (FORMERLY NEW YORK ACQUISITIONS, INC.
             (Exact name of registrant as specified in this Charter)



FLORIDA                                33-28809            65-0125664
(State or other jurisdiction          Commission        (IRS Employer
of incorporation)                     File Number     Identification No.)



                 5 CAMPUS CIRCLE, SUITE 100, WESTLAKE, TX 76262
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (817)962-9510



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ITEM 1. Changes in control of registrant.

         Not applicable

ITEM 2. Acquisition or disposition of assets.

         Not applicable

ITEM 3. Bankruptcy or receivership.

         Not applicable.

ITEM 4. Changes in registrant's certifying accountant

         On June 4, 1996, the Registrant engaged Kings-Burns & Company as its independent accountant. The decision of the Registrant was recommended and approved by the Registrant's Board of Directors. The Registrant's former independent accountant report did not contain an adverse opinion nor was it modified as to uncertainty, audit scope or accounting principles. In addition, there were no disagreements between the Registrant and the former independent accountant. (See Exhibit (a)).

ITEM 5. Other events.

         Not applicable.

ITEM 6. Resignation of registrant's directors.

         Not applicable.

ITEM 7. Financial statement and exhibits.

        Attached hereto as Exhibits to this form 8-K are:

         (a) Angel E. Lana, C.P.A. June 4, 1996 letter of resignation as independent auditor of One Up Corporation (formerly New York Acquisitions).


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            One Up Corporation
                                            (Registrant)







                                    by:  /s/   RICHARD DEWS
                                       -------------------------------
                                               Richard Dews, President


Date: June 4, 1996